Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
11.	Acquisitions

We record the assets acquired, liabilities assumed and any non-controlling interests at the estimated fair value as of the acquisition date. Furthermore, acquisition-related costs, such as broker fees, transfer taxes, due diligence costs and legal and accounting fees, are expensed in the period incurred and are not capitalized or applied in determining the fair value of the acquired assets. We acquired 10 hotels during 2011 and recorded $5 million of acquisition-related expenses and acquired four hotels during 2010 and recorded $8 million of acquisition-related expenses. For 2011 and 2010, our acquisitions were as follows:

•	On September 1, 2011, we acquired the remaining 51% partnership interest in the Tiburon Golf Ventures, L.P., which owns the golf club surrounding The Ritz-Carlton, Naples Golf Resort, for $11 million.

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On April 29, 2011, we acquired a 75% common voting interest and a preferred interest in the joint venture that owns the 364-room Hilton Melbourne South Wharf, Australia. The total transaction value, including the 25% voting interest retained by the previous owners, was A$142 million ($152 million) and included the assumption of an existing A$80 million ($86 million) mortgage loan. We are entitled to receive a cumulative priority return of 12% based on our initial investment of A$45 million ($48 million), plus 75% of the distributable cash after our partner’s subordinated preferred interest.

•	On March 23, 2011, we acquired the 775-room New York Helmsley Hotel for $313.5 million. The hotel is managed by Starwood and will be converted to the Westin brand in 2012.

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On March 17, 2011, we acquired the 1,625-room Manchester Grand Hyatt San Diego for $572 million (which includes the payment of $19 million for the existing FF&E replacement fund). The transaction was comprised of cash consideration of $566 million, including the repayment of $403 million of existing loans, and the issuance of approximately 0.3 million OP units valued at $6 million. We also issued approximately 4 million Class F preferred units with a per unit liquidation preference of $25, for an aggregate amount of $99.5 million. We received a note from the seller equal in value to the preferred units issued. The interest rate on the note receivable is 25 basis points less than the dividend rate on the preferred units. In accordance with ASC 505, a right of setoff exists between the note receivable and the preferred units, as the proceeds from the redemption of the preferred units must be used to repay the note receivable. Therefore, these two instruments are recorded net on our consolidated balance sheet.

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On February 18, 2011, we acquired a portfolio of hotels in New Zealand for approximately NZ$190 million ($145 million), at which time we entered into an NZ$105 million ($80 million) mortgage. The properties are operated by Accor under the ibis and Novotel brands. The portfolio is comprised of the following hotels:

•	The 273-room Hotel Novotel Queenstown Lakeside;

•	The 193-room Hotel Novotel Christchurch Cathedral Square;

•	The 147-room Hotel Novotel Auckland Ellerslie;

•	The 139-room Hotel Novotel Wellington;

•	The 200-room Hotel ibis Wellington;

•	The 155-room Hotel ibis Christchurch; and

•	The 100-room Hotel ibis Ellerslie.

•	On September 30, 2010, we acquired the 245-room JW Marriott, Rio de Janeiro for approximately R$80 million ($47 million).

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On September 2, 2010, we formed a joint venture to purchase the 270-room W New York, Union Square. We have a 90% interest and serve as the managing member of the joint venture. The joint venture purchased the hotel for $188 million, which, in addition to cash consideration, included the assumption of $115 million of mortgage debt, with a fair value of $119 million, and other liabilities valued at $8.5 million. Additionally, in conjunction with the acquisition, the joint venture purchased restricted cash and FF&E reserve funds at the hotel of $11 million.

•	On August 11, 2010, we acquired the 424-room Westin Chicago River North for approximately $165 million.

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On July 22, 2010, we acquired the leasehold interest in the 266-room Le Méridien Piccadilly in London, England for £64 million ($98 million), including cash consideration of approximately £31 million ($47 million) and the assumption of a £33 million ($51 million) mortgage, which approximates fair value. As part of the purchase of the leasehold interest, we acquired restricted cash at the hotel of £4 million ($6 million). In connection with the acquisition, we assumed a capital lease obligation which we valued at £38 million ($58 million). We also recorded a deferred tax liability of £19 million ($30 million) and a deferred tax asset of £11 million ($17 million) and goodwill of £8 million ($13 million) related to the difference in the hotel valuation measured at fair value on the acquisition date and the tax basis of the assets acquired. We drew £37 million ($56 million) from our credit facility to fund the cash portion of the acquisition. On June 28, 2011, we transferred the Le Méridien Piccadilly to the Euro JV Fund II (see Note 3 “Investments in Affiliates”).

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed in our 2011 and 2010 acquisitions (in millions):

	As of December 31,
	2011	2010
Property and equipment	$1,174	$557
Goodwill	—	13
Intangible asset	7	—
Deferred tax asset	10	17
Restricted cash, FF&E reserve and other assets	20	24

Total assets	$1,211	$611

Mortgage debt	$(86)	$(168)
Capital lease obligation	—	(58)
Deferred tax liability	(13)	(30)
Other liabilities	(6)	(13)

Net assets acquired	$1,106	$342

Our summarized unaudited consolidated pro forma results of operations, assuming the 2011 and 2010 acquisitions occurred on January 1, 2010 and excluding the acquisition costs discussed above, are as follows (in millions, except per share and per unit amounts):

	Year ended December 31,
	2011	2010
Revenues	$5,021	$4,754
Income (loss) from continuing operations	2	(118)
Net income (loss)	2	(122)

Host Inc.:
Net income (loss) available to common shareholders	$3	$(128)
Basic earnings (loss) per common share:
Continuing operations	$—	$(.19)
Discontinued operations	—	(.01)

Basic earnings (loss) per common share	$—	$(.20)

Diluted earnings (loss) per common share:
Continuing operations	$—	$(.19)
Discontinued operations	—	(.01)

Diluted earnings (loss) per common share	$—	$(.20)

Host L.P.:
Net income (loss) available to common unitholders	$3	$(130)
Basic earnings (loss) per common unit:
Continuing operations	$—	$(.20)
Discontinued operations	—	—

Basic earnings (loss) per common unit	$—	$(.20)

Diluted earnings (loss) per common unit:
Continuing operations	$—	$(.20)
Discontinued operations	—	—

Diluted earnings (loss) per common unit	$—	$(.20)

For 2011 and 2010, we have included $355 million and $57 million of revenues, respectively, and $35 million and $3 million of net income, respectively, in our consolidated statements of operations related to the operations of the hotels and golf club acquired in 2011 and 2010.